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                                                                    Exhibit 99.1



FOR IMMEDIATE RELEASE

Contact:
ANIKA THERAPEUTICS, INC.                   PONDEL/WILKINSON KLEIN
Charles Sherwood, Ph.D., CEO               Susan Klein (508) 358-4315
William Knight, CFO                        Rob Whetstone (323) 866-6060
(781) 932-6616

        ANIKA THERAPEUTICS ANNOUNCES RESTATEMENT OF FINANCIAL RESULTS FOR
               THREE- AND NINE-MONTH PERIODS ENDED SEPT. 30, 2002

       WOBURN, Mass.--January 28, 2003. Anika Therapeutics, Inc. (NASDAQ: ANIK) today announced a restatement of previously-reported results for the three- and nine-month periods ended September 30, 2002. This restatement involves revenue recognized for the sale in the third quarter of 2002 of certain units of Anika's product used in the treatment of equine osteoarthritis, HYVISC(R). A new "clean room" at Anika's facility that does not have a required regulatory approval for the manufacture of HYVISC(R) from the Food and Drug Administration ("FDA") was used in the production of these units. Because the product was shipped in the absence of this regulatory approval, Anika has determined and its independent public accountants have concurred that revenue from that sale should not have been recognized. The Company has obtained all required regulatory approvals for the use of the new clean room in the manufacture of the Company's products designed for human use: ORTHOVISC(R) (not approved for sale in the U.S.), AMVISC(R), AMVISC(R) Plus, STAARVISC(TM)-II, Shellgel(TM), and CoEase(TM).

       Until the required regulatory approval of the new clean room is received from the FDA, Anika is using the clean room previously used in the production of HYVISC(R), which has the required regulatory approval.

       As a result of the restatement, the revenue for the three months ended September 30, 2002 is reduced by $326,000 to $2,906,000. The net loss for that period increased by $170,000, or $0.02 per

                                     -more-

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Anika Therapeutics, Inc.
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share, to a net loss of $907,000 or $.09 per share. The revenue for the nine months ended September 30, 2002 is reduced by $326,000 to $8,716,000. The net loss increased for that period by $170,000, or $0.02 per share, to a net loss of $3,869,000 or $.39 per share. The Company's inventory at September 30, 2002 has been increased by the cost of the affected units. A summary of restated consolidated results is included with this press release.

       The Company has initiated discussions with the Food and Drug Administration ("FDA") regarding the shipment of HYVISC(R) described above. There can be no assurance that the FDA will respond to the Company's efforts cooperatively or will not bring regulatory or other actions or proceedings against the Company. Additionally, in the past, some companies (including Anika) that have restated their financial information have been subject to inquiry or investigation by the Securities and Exchange Commission (SEC), and to private securities litigation. Any inquiry, investigation, action or proceeding by a governmental agency or any private securities litigation could have a material adverse effect on the Company's business, financial conditions or results of operations. There is a risk that any such inquiry, investigation, action, proceeding or litigation could result in substantial costs and divert management attention and resources from the Company's business.

       The Company cautions that as a result of the restatement of the HYVISC(R)sale described above, the financial statements and related financial disclosures set forth in its Form 10-Q for the quarter ended September 30, 2002, filed with the United States Securities and Exchange Commission, should not be relied upon.

ABOUT ANIKA THERAPEUTICS

       Headquartered in Woburn, Mass., Anika Therapeutics, Inc.
(www.anikatherapeutics.com) develops, manufactures and commercializes therapeutic products and devices intended to promote the repair, protection and healing of bone, cartilage and soft tissue. These products are based on hyaluronic

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Anika Therapeutics, Inc.
3-3-3

acid (HA), a naturally occurring, biocompatible polymer found throughout the body. In addition to HYVISC(R), Anika markets and manufactures ORTHOVISC(R), a treatment for osteoarthritis of the knee (not approved for sale in the U.S.), and AMVISC(R) and AMVISC(R) Plus, which are HA viscoelastic products for ophthalmic surgery, for Bausch & Lomb. It also produces STAARVISC(TM)-II for distribution by STAAR Surgical Company, Shellgel(TM) for Cytosol Ophthalmics, Inc., and CoEase(TM) for Advanced Medical Optics, Inc.

       THE STATEMENTS MADE IN THIS PRESS RELEASE WHICH ARE NOT STATEMENTS OF HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES EXCHANGE ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS. THE WORDS "HOPE," "BELIEVE" AND OTHER EXPRESSIONS WHICH ARE PREDICTIONS OF OR INDICATE FUTURE EVENTS AND TRENDS AND WHICH DO NOT CONSTITUTE HISTORICAL MATTERS IDENTIFY FORWARD-LOOKING STATEMENTS. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM ANY ANTICIPATED FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS DESCRIBED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING THE FOLLOWING, AMONG OTHERS. IN PARTICULAR, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL OBTAIN REGULATORY APPROVAL TO USE ITS NEW CLEAN ROOM FOR THE PRODUCTION OF HYVISC(R); THAT THE FDA, THE SEC OR OTHER GOVERNMENTAL AGENCIES WILL NOT BRING AN INQUIRY, INVESTIGATION OR REGULATORY OR OTHER ACTION OR PROCEEDING AGAINST THE COMPANY; OR THAT THE COMPANY WILL NOT BE NAMED IN A PRIVATE SECURITIES LAWSUIT. ADDITIONAL FACTORS THAT MIGHT CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS INCLUDE THOSE SET FORTH UNDER THE HEADINGS "BUSINESS," "RISK FACTORS AND CERTAIN FACTORS AFFECTING FUTURE OPERATING RESULTS," AND "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" IN EACH OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2002 AND CURRENT REPORTS ON FORM 8-K, AS


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Anika Therapeutics, Inc.
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WELL AS THOSE DESCRIBED IN THE COMPANY'S OTHER PRESS RELEASES AND FILINGS WITH
THE SECURITIES AND EXCHANGE COMMISSION.



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Anika Therapeutics, Inc.
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                    ANIKA THERAPEUTICS, INC. AND SUBSIDIARIES
                    SUMMARY OF RESTATED CONSOLIDATED RESULTS
                                   (UNAUDITED)

CONSOLIDATED STATEMENT OF OPERATIONS DATA:                   AS REPORTED           RESTATED              CHANGE
                                                           --------------       --------------       --------------
QUARTER ENDED SEPTEMBER 30, 2002
Revenue                                                    $    3,232,108       $    2,905,628       $     (326,480)
Cost of product revenue                                         2,131,517            1,974,807             (156,710)
                                                           --------------       --------------       --------------
Gross profit                                                    1,100,591              930,821             (169,770)
                                                           --------------       --------------       --------------
Net loss                                                   $     (737,643)      $     (907,413)      $     (169,770)
                                                           ==============       ==============       ==============
Basic and diluted net loss per common share                $        (0.07)      $        (0.09)      $        (0.02)
                                                           ==============       ==============       ==============
Shares used to calculate basic and diluted net loss
     per common share                                           9,934,280            9,934,280                   --
                                                           ==============       ==============       ==============
NINE MONTHS ENDED SEPTEMBER 30, 2002
Revenue                                                    $    9,042,702       $    8,716,222       $     (326,480)
Cost of product revenue                                         6,420,249            6,263,539             (156,710)
                                                           --------------       --------------       --------------
Gross profit                                                    2,622,453            2,452,683             (169,770)
                                                           --------------       --------------       --------------
Net loss                                                   $   (3,699,046)      $   (3,868,816)      $     (169,770)
                                                           ==============       ==============       ==============
Basic and diluted net loss per common share                $        (0.37)      $        (0.39)      $        (0.02)
                                                           ==============       ==============       ==============
Shares used to calculate basic and diluted net loss
     per common share                                           9,934,280            9,934,280                   --
                                                           ==============       ==============       ==============

CONSOLIDATED BALANCE SHEET DATA:                             AS REPORTED           RESTATED              CHANGE
                                                           --------------       --------------       --------------
SEPTEMBER 30, 2002
Accounts receivable, net                                   $    2,303,018       $    1,976,538       $     (326,480)
Inventories                                                     2,776,264            2,932,974              156,710
Total assets                                                   19,927,638           19,757,868             (169,770)
Total stockholders' equity                                     16,404,766           16,234,996             (169,770)